Supplement Dated September 30, l998 to the

Prospectus Dated August 1, l998 of the Gradison Established Value
                              Fund
   Prospectus Dated August 1, l998 of the Gradison Opportunity
                           Value Fund
    Prospectus Dated August 1, l998 of the Gradison Growth and
                           Income Fund
  Prospectus Dated August 1, l998 of the Gradison International
                              Fund
Prospectus Dated February 1, l998 of the Gradison U.S. Government
                          Reserves Fund
 Prospectus Dated May 1, l998 of the Gradison Government Income
                              Fund
 Prospectus Dated November 1, l997 of the Gradison Ohio Tax-Free
                           Income Fund


On September 14, l998, the Board of Trustees of each Trust approved a new investment advisory agreements between each Fund and the Adviser, McDonald & Company Securities, Inc. ("McDonald") and a new investment sub-advisory agreement between Blairlogie Capital Management, the International Fund's sub-investment adviser, and McDonald. Theis agreements wereas approved in anticipation of the merger of McDonald & Company Investments Inc. (the parent of McDonald) and KeyCorp. That merger may result in the automatic termination of the existing investment advisory agreements and the investment sub-advisory agreement between the Trust and McDonaldby operation of law.. The Funds currently anticipate that, subsequent to the merger, which is expected to occur in October of l998, McDonald will become a subsidiary of KeyCorp and will continue to act as investment adviser, transfer agent, and accounting service provider for the Funds. In connection with the merger, certain officers of the Trust who are employees of McDonald may be replaced by individuals who are not employees of McDonald or any other KeyCorp subsidiary in order to comply with certain banking laws and regulations.

The implementation of the new advisory agreements and the investment sub-advisory agreement is subject to the issuance by the Securities and Exchange Commission ("SEC") of an exemptive order or the promulgation by the SEC of a rule allowing such implementation prior to shareholder approval of the agreements. The Funds, McDonald, and Blairlogie have applied for such an order and may rely on it if it is granted or on the promulgation of such a rule. If the requested order is not issued and such rule is not promulgated, other alternatives will be considered for providing advisory services to the Funds and sub-investment advisory services to the International Fund

The new investment advisory agreements contain substantially the same provisions as the existing investment advisory agreements except that certain provisions providing for McDonald to engage in distribution activities with respect to theact as Distributor of the Established, Opportunity, Growth & Income, and International Funds have been deleted to satisfy the requirements of the Glass-Steagall Act and a provision has been added to hold in escrow all investment advisory fees until the agreements haves been approved by the shareholders of the Funds. If such shareholder approval is not obtained by the time provided for in the SEC exemptive order which is expected to be issued or rule which may be promulgated, such fees will be returned to the Funds. The new investment sub-advisory agreement applicable to the International Fund contains substantially the same provisions as the current agreement with the addition that fees paid by McDonald to Blairlogie will be withheld pending shareholder approval of the agreement.

Also in connection with the merger, the Funds have entered into Distribution Agreements with BISYS Fund Services Limited Partnership to become effective upon the merger. The replacement of McDonald as distributor was necessary because the Glass-Steagall Act does not permit a subsidiary of a bank holding company to act as distributor of the securities of an investment company.

In connection with the merger, the Adviser expects to present to the Trustees of the Funds a proposal to consolidate one or more of the Funds with investment companies as to which subsidiaries of KeyCorp acts as investment adviser. Any such proposal would require the separate approval of the Board of Trustees and the shareholders of the affected Fund(s).

KeyCorp is a bank holding company and one of the nation's largest financial services companies, with assets of approximately $75 billion. Through four principal lines of business - Corporate Capital, Consumer Finance, Community Banking and Capital Partners
- KeyCorp provides retail and wholesale banking, investment, financing and money management services to individuals and companies across the United States.

You  may  obtain  a copy of the prospectus of any  of  the  Funds
mentioned  above  by  calling  (513)  579-5700.   The  prospectus
contains  more  complete information about the  Funds.   Read  it
carefully before you invest.